                                                                   EXHIBIT 10(s)

                               AMENDMENT NO. 1 TO
             FOURTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
                          DATED AS OF OCTOBER 19, 2001


         THIS AMENDMENT NO. 1 ("Amendment No. 1") dated as of April 30, 2002 between MAX & ERMA'S RESTAURANTS, INC., a Delaware corporation (the "Company"), and THE PROVIDENT BANK, an Ohio banking corporation (the "Bank").

                                   WITNESSETH:

         WHEREAS, the Company and the Bank, parties to the Fourth Amended and Restated Revolving Credit Agreement, dated as of October 19, 2001 (the "Agreement"), have agreed to amend the Agreement by this Amendment No. 1 on the terms and conditions hereinafter set forth. Terms not otherwise defined herein are used as defined in the Agreement as amended hereby.

         NOW, THEREFORE, the Company and the Bank hereby agree as follows:

         Section 1. Amendment of the Agreement. The Agreement is, effective the date hereof, hereby amended as follows:

         1.1. Section 1.1 is amended and restated in its entirety as follows:

                  1.1 Commitment of the Bank.

                           1.1.1. Commitment. The Bank agrees, on the terms and
                  conditions of this Agreement and provided that no Event of Default or Default (the definitions of those and other capitalized terms used herein have the meanings provided in
                  Section 9) then exists, to make Loans to the Company at the main office of the Bank, 1 East Fourth Street, Cincinnati, Ohio, from time to time on and after the date hereof but prior to the Term Loan Maturity Date or the Revolving Credit Maturity Date.

                           1.1.2. Maximum Commitment. The Bank agrees to extend
                  the following credit term facilities: (a) a term loan (the "Term Loan") in the original principal amount of $23,000,000, evidenced by the Term Promissory Note dated as of the date hereof in the amount of $23,000,000, payable by the Company to the Bank in 12 equal quarterly installments of principal of $600,000 plus interest commencing May 1, 2002 and terminating on February 1, 2005 (the "Term Loan Maturity Date") pursuant to the terms thereof and Section 1.4 hereof, as such Term Loan Maturity Date may be extended pursuant to Section 1.1.4 hereof (the "Term Note") and (b) a revolving loan in the original principal amount of $12,800,000 pursuant to the terms of a Revolving Credit Note dated as of the date hereof (the "Revolving Note" and, collectively with the Term Note, the "Notes"). The maximum amount of all outstanding Loans of the Bank to the Company under this Agreement shall not exceed $35,800,000 (the "Maximum Commitment"). The Maximum Commitment of the Bank as adjusted from time to time is hereinafter called the "Commitment" of the Bank.

                           1.1.3. Revolving Commitment. The $12,800,000
                  available to the Company under the Revolving Note shall be hereinafter called the "Revolving Commitment." As of the Revolving Credit Maturity Date, the Bank shall have no further obligation to fund any Revolving Credit Loans under this Agreement. Any amounts outstanding under the Revolving Credit Note shall become due and payable on February 1, 2005 ("Revolving Credit Maturity Date") pursuant to the terms thereof and Section 1.4 hereof, as such Revolving Credit Maturity Date may be extended pursuant to Section 1.1.5 hereof. No Commitment shall become effective until each of the parties hereto shall have executed this Agreement or a counterpart hereof.

                           1.1.4. Term Note Extension. The Term Loan may, at the
                  option of the Bank, be extended for a 12 month period on each February 1, commencing February 1, 2003. If the Bank agrees to extend the Term Loan or fails to deliver a notice of non-extension by February 1, then the Term Loan Maturity Date will be automatically redefined to mean the date one year hence (i.e., February 1, 2005 to February 1, 2006). If the Bank delivers a notice of non-extension on or before any February 1, then the Term Loan Maturity Date shall be automatically extended to the date 36 months after the then existing Term Loan Maturity Date (the "Former Term Loan Maturity Date") (i.e., February 1, 2005 to February 1, 2008), and the Term Loan shall become payable in $600,000 installments (commencing on the May 1 occurring immediately after the delivery of the Bank's notice of non-extension) until the Former Term Loan Maturity Date, at which time the quarterly installments will be paid in 12 installments equal to the amount of principal outstanding on the Former Term Loan Maturity Date divided by 12, so that the Term Loan shall be paid in full when the final equal quarterly installment is made on the extended Term Loan Maturity Date.

                           1.1.5. Revolving Commitment; Extension and
                  Conversion. The Revolving Commitment may, at the option of the Bank, be extended for a 12 month period on each February 1, commencing February 1, 2003.

                                    (a) If the Bank agrees to extend the
                  Revolving Commitment or fails to deliver a notice of non-extension by February 1, then the Revolving Credit Maturity Date will be automatically redefined to mean the date one year hence (i.e., from February 1, 2005 to February 1,
                  2006).

                                    (b) If the Bank delivers a notice of
                  non-extension on or before any February 1, then the Revolving Credit Maturity Date shall not be further extended, and the Company shall have the option to (i) pay off the remaining principal balance on the Revolving Credit Maturity Date or
                  (ii) if the Company sends a conversion notice to the Bank by the March 1 occurring immediately after the Company's receipt of a notice of non-extension, to convert the Revolving Credit Commitment to a term loan, in which case the balance of the Revolving Note shall automatically convert to a term obligation with a maturity 60 months thereafter (the "Extended Maturity Date"), and in which case the Company shall pay the remaining principal balance over the extended term, with equal installments due each quarter (commencing on the May 1 occurring immediately after the delivery of the Bank's notice of non-extension) in an amount equal to the then-remaining (i.e., March 1) principal balance divided by 20, so that the obligations incurred under the Revolving Note shall be paid in full when the final equal quarterly payment is made on the Extended Maturity Date.

         1.2. Section 1.2 is amended and restated in its entirety as follows:

                  1.2 Cancellation or Reduction of the Commitment by the Company. During the period from and including the date of this Agreement to but excluding the later of the Term Loan Maturity Date (as extended) or the Revolving Credit Maturity Date (or the Extended Maturity Date), the Commitment of the Bank may, subject to the payment of the Interest Preservation Amount described in Section 1.5, be cancelled or may be reduced permanently from time to time by the Company in the amount of $100,000 or any larger amount which is a whole multiple of $100,000 upon 10 Banking Days' written notice to the Bank of the Company's election to do so, which notice shall specify the date when such cancellation or reduction shall be effective and on the effective date of such reduction the Commitment of the Bank shall be reduced; provided that-

                           (a) any such cancellation or reduction shall be
                  irrevocable;

                           (b) in the event of a cancellation of the Commitment
                  of the Bank, (i) the Notes shall be paid in full, (ii) all Commitment Fees due to the date of cancellation shall be paid in full and (iii) all expenses due pursuant to Section 10.7 hereof shall be paid in full; and

                           (c) in the event of a reduction of the Commitment of
                  the Bank to an amount less than the principal amount then outstanding hereunder, the Notes shall be prepaid so that the unpaid aggregate principal amount of the then outstanding Loans does not exceed the Commitment of the Bank as so reduced.

         1.3. Section 1.3(c) is amended and restated in its entirety as follows:

                           (c) Agency Fee. As consideration for the Bank
                  agreeing to serve as agent and participate a portion of the Commitment, the Company shall pay to the Bank an Agency Fee of $25,000 on each November 1 thereafter until the later of the Term Loan Maturity Date (as extended) or the Revolving Credit Maturity Date (or the Extended Maturity Date).

         1.4. Section 1.4(a) is amended and restated in its entirety as follows:

                  1.4 The Notes.

                           (a) Form. The Loans made by the Bank pursuant hereto
                  shall be evidenced by the Revolving Note of the Company substantially in the form of Exhibit A-6 and the Term Note of the Company substantially in the form of Exhibit A-7, payable to the order of the Bank and representing the obligation of the Company to pay the amount of the Commitment or, if less, the aggregate unpaid principal amount of all Loans made by the Bank, with interest thereon as prescribed in this Section 1.4. The Notes shall (i) be dated the date of this Agreement, (ii) be stated to mature on the respective Maturity Dates; and
                  (iii) bear interest at the applicable interest rate per annum as provided in, and payable as specified in this Section 1.4. Each Loan made by the Bank and each payment made on account of principal on the Notes shall be recorded by the Bank, on its books and records or endorsed on the grid attached to the applicable Note, such books and records or endorsements to constitute prima-facie evidence of the amount of all Loans and payments; provided, however, that the failure of the Bank to make such recordation shall not limit or otherwise affect the obligations of the Company under the Notes.

         1.5. Section 1.4(d) is amended and restated in its entirety as follows:

                           (d) Principal. Principal on the Loans shall be due
                  and payable pursuant to the terms of the Notes and shall be due and payable in full on the respective Maturity Dates; provided, however, that any Excess Cash Flow payments the Company makes shall be applied to principal reduction of the Term Note in the inverse order of maturity. The Company shall be required to make additional principal payments on the Term Loan based on the annual Net Income of the Company, commencing for the fiscal year ending in 2003. The Company shall pay an amount (the "Excess Cash Flow") equal to forty percent (40%) of the Company's annual Net Income that exceeds the amount of principal paid by the Company on the Term Loan during such fiscal year multiplied by 1.5; provided, however, that such payment shall never be greater than $500,000 for any fiscal year. The Company shall pay the Excess Cash Flow on the February 1 occurring immediately after each fiscal year end. The Company shall be required to pay any Excess Cash Flow to the Bank.

         1.6. Section 1.5 is amended and restated in its entirety as follows:

                           1.5 Prepayments and Right to Reborrow. Except as set
                  forth below, outstanding Loans may be prepaid in whole at any time or in part from time to time without premium or penalty. No prepayment shall affect the Company's right to reborrow from the Bank under the Revolving Commitment of the Bank up to the permissible amount hereunder prior to the Revolving Credit Maturity Date. The Company may prepay all or any portion of the principal amount of the Loans bearing interest at a LIBOR Rate, provided that if the Company makes any such prepayment other than on the last day of an Interest Period, the Company shall pay all accrued interest on the principal amount prepaid with such prepayment and, on demand, shall reimburse the Bank and hold the Bank harmless from all losses and expenses incurred by the Bank as a result of such prepayment, including, without limitation, any losses and expenses arising from the liquidation or reemployment of deposits acquired to fund or maintain the principal amount prepaid. Such reimbursement shall be calculated as though the Bank funded the principal amount prepaid through the purchase of U.S. Dollar deposits in the London, England interbank market having a maturity corresponding to such Interest Period and bearing an interest rate equal to the LIBOR Rate for such Interest Period, whether in fact that is the case or not. The Bank 's determination of the amount of such reimbursement shall be conclusive in the absence of manifest error.

         1.7. Section 1.7(A) is amended and restated in its entirety as follows:

                  1.7 Letters of Credit.

                                    (A) The Company may request a Letter of
                  Credit by completing the Bank's then standard application for a Letter of Credit and delivering the application to the Bank at least two days before the date on which the Letter of Credit is to be issued. On the date the Letter of Credit is to be issued, the Bank shall deliver the Letter of Credit to the Company, or to the Person designated by the Company. No Letter of Credit shall be issued with an expiration date after the Revolving Credit Maturity Date or which is payable in a currency other than United States dollars. Except as otherwise provided herein, all the terms of the Letter of Credit and such standard application shall govern the Letter of Credit. The amount of each Letter of Credit must be approved by the Bank (provided that there shall never be more than $500,000 in face amount of Letters of Credit outstanding), and the Bank may disapprove a Letter of Credit request at any time for any reason. The Revolving Commitment shall be reduced by the face amount of any Letter of Credit.

         1.8. Section 5.4 is amended and restated in its entirety as follows:

                           5.4 Quarterly Compliance Certificate. The quarterly
                  and annual financial statements furnished pursuant to Sections
                  5.2 and 5.3 shall be accompanied by a certificate of the chief financial officer of the Company:

                                    (a) No Event of Default. Stating that except
                  as disclosed in the certificate, such officer, after reasonable investigation, has no knowledge of any (i) Event of Default or (ii) Default;

                                    (b) Financial Ratios. Setting forth, in
                  summary form, calculations showing the financial status of the Company (at the end of, or, in the case of incurrence tests, during such accounting Period) in respect of the restrictions contained in Sections 6.2 and 6.3 hereof; and

                                    (c) Interest Rate. Setting forth, in summary
                  form, calculations showing the ratio set forth in Section 1.4(b).

         1.9. Sections 6.2(b), 6.2(c), 6.2(e) and 6.2(f) are hereby amended and restated in their entirety as follows:

                                    (b) Liabilities/Tangible Net Worth Ratio.
                  Permit the ratio of Liabilities to Tangible Net Worth to exceed (i) 8.5 to 1 on April 30, 2002, (ii) 7.5 to 1 on October 31, 2002, (iii) 5.0 to 1 on October 31, 2003, and (iv)
                  3.5 to 1 on October 31, 2004 and thereafter.

                                    (c) Fixed Charge Coverage Ratio. Permit the
                  ratio of Fixed Charge Coverage Ratio at the end of any Fiscal Period (as defined in Section 9) to be less than 1.25 to 1. "Fixed Charge Coverage Ratio" means, for the Company during the Fiscal Period being measured, the quotient of (a) the sum of (i) net income (adjusted upward to the extent non-recurring, non-cash charges are reflected therein and adjusted downward to the extent non-recurring, non-cash gains are reflected therein), plus (ii) amortization and depreciation plus (iii) accrued interest expense plus (iv) income taxes payable during such period minus (v) one time non-cash charges reflected within net income, divided by (b) the sum of (v) current maturities of other long term indebtedness plus (w) current maturities of capitalized lease obligations plus (x) accrued interest expense plus (y) during the Fiscal Period this ratio is being measured, 20% of the Revolving Credit Usage (as defined below), and (z) Store Capital Expenditures in the prior 12 months. "Store Capital Expenditures" means the greater of (A) the product of (i) the number of Company restaurants that have been open more than one year during the Fiscal Period this ratio is being measured multiplied by (ii) $47,000 or (B) the actual Capital Expenditures on such restaurants during the Fiscal Period. "Revolving Credit Usage" means the amount of Revolving Loans outstanding under the Revolving Note on the last day of the Fiscal Period that is being measured.

                                    (e) Tangible Net Worth. Permit its Tangible
                  Net Worth to be less than (i) $6,000,000 from April 30, 2002 through October 31, 2002, (ii) $7,500,000 from November 1, 2002 through October 31, 2003, (iii) $9,000,000 from November 1, 2003 through October 31, 2004, (iv) $10,500,000 from
                  November 1, 2004 through October 31, 2005, and (v) $12,000,000 from November 1, 2005 to the later of the Revolving Credit Maturity Date or the Term Loan Maturity Date.

                                    (f) Interest Coverage Ratio. As of the end
                  for each Fiscal Period, permit the ratio of (a) (i) the Company's net income during the Fiscal Period being measured plus (ii) interest of the Company during the Fiscal Period being measured plus (iii) taxes of the Company during the Fiscal Period being measured plus (iv) one time non-cash charges reflected within net income for the Company during the Fiscal Period being measured to (b) the Company's interest expense during the Fiscal Period being measured to be less than 2.15 to 1.0 for each fiscal quarter end.

         1.10. In Section 9, the following definitions are amended and restated in their entirety:

                           "Commitment" is defined at Section 1.1.2.

                           "Current Liabilities" shall mean all Liabilities as
                  may properly be classified as current Liabilities in accordance with GAAP and, prior to the later of the Revolving Credit Maturity Date (or the Extended Maturity Date) or the Term Loan Maturity Date (as extended), shall include the amount of all Loans which are outstanding hereunder which are due within the next twelve months.

                           "Net Income" shall mean for any period the net income
                  (loss) of the Company incurred during such period as determined in accordance with GAAP.

                           "Notes" is defined at Section 1.1.2.

                           "Revolving Commitment" is defined at Section 1.1.2.

                           "Revolving Note" is defined at Section 1.1.2.

         1.11. In Section 9, the definitions of Maturity Date, Term Note A, and Term Note B are deleted and the following definitions are inserted:

                           "Extended Maturity Date" is defined at Section
                  1.1.5(b).

                           "Revolving Credit Maturity Date" is defined at
                  Section 1.1.3.

                           "Term Loan Maturity Date" is defined at Section
                  1.1.2.

                           "Term Note" is defined at Section 1.1.2.

         1.12. Exhibits A-3, A-4 and A-5 to the Agreement are deleted from the Agreement and Exhibits A-6 and A-7, in the forms attached to this Amendment No. 1, are added to the Agreement.

         1.13. Exhibit C to the Agreement is deleted and is replaced by Exhibit C-2 attached hereto.

         Section 2. Governing Law. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of Ohio.

         Section 3. Costs and Expenses. The Company hereby agree to pay on demand all reasonable costs and expenses of the Bank in connection with the preparation, execution and delivery of this Amendment No. 1 and the other documents to be delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Bank with respect thereto.

         Section 4. Counterparts. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         Section 5. Warrant of Attorney. The undersigned and all indorsers authorize any attorney at law, including an attorney engaged by the holder, to appear in any court of record in Columbus, Ohio, after the indebtedness evidenced hereby, or any part thereof, becomes due and waive the issuance and service of process and confess judgment against any one or more than one of the undersigned and all indorsers in favor of the holder, for the amount then appearing due, together with costs of suit and, thereupon, to release all errors and waive all rights of appeal and stay of execution, but no such judgment or judgments against any one of the undersigned shall be a bar to a subsequent judgment or judgments against any one or more than one of such persons against whom judgment has not been obtained hereon. The foregoing warrant of attorney shall survive any judgment; and if any judgment be vacated for any reason, the holder hereof nevertheless may thereafter use the foregoing warrant of attorney to obtain an additional judgment or judgments against the undersigned and all indorsers or any one or more of them. The undersigned and all indorsers hereby expressly waive any conflict of interest that the holder's attorney may have in confessing such judgment against such parties and expressly consent to the confessing attorney receiving a legal fee from the holder for confessing such judgment against such parties.

         Section 6. Conditions Precedent. Simultaneously with the execution hereof, the Bank shall receive all of the following, each dated the date hereof, in form and substance satisfactory to the Bank:

                  6.1. The certificate of an officer of the Company certifying the resolutions of the board of directors of the Company evidencing authorization of the execution, delivery, and performance of this Amendment No. 1, the $12,800,000 Revolving Credit Note dated as of the date hereof, the $23,000,000 Term Promissory Note dated as of the date hereof, Amendment No. 1 to the Third Amended and Restated Security Agreement dated as of the date hereof and such other instruments and agreements contemplated hereby (collectively, the "Loan Documents") and all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the Loan Documents, or the transactions contemplated.

                  6.2. Executed versions of the Loan Documents.

                  6.3. Payment of an $80,000 amendment fee.

                  6.4. Such other documents as the Bank may, in its reasonable discretion, so require.

         Section 7. Reaffirmation of Representations and Warranties; No Defaults. The Company hereby expressly acknowledges and confirms that the representations and warranties of the Company set forth in Section 4 of the Agreement, as amended, are true and accurate on this date with the same effect as if made on and as of this date; that no financial condition or circumstance exists which would inevitably result in the occurrence of an Event of Default under Section 7 of the Agreement; and that no event has occurred or no condition exists which constitutes, or with the running of time or the giving of notice would constitute an Event of Default under Section 7 of the Agreement.

         Section 8. Reaffirmation of Documents. Except as herein expressly modified, the parties hereto ratify and confirm all of the terms, conditions, warranties and covenants of the Agreement, and all security agreements, pledge agreements, mortgage deeds, assignments, subordination agreements, or other instruments or documents executed in connection with the Agreement, including provisions for the payment of the Notes pursuant to the terms of the Agreement. The parties hereto agree that this Amendment No. 1 does not constitute the extinguishment of any obligation or indebtedness previously incurred nor does it in any manner affect or impair any security interest granted to the Bank, all of such security interests to be continued in full force and effect until the indebtedness described herein is fully satisfied.

                  The parties have executed this Amendment No. 1 as of the date first above written.


WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


MAX & ERMA'S RESTAURANTS, INC.              THE PROVIDENT BANK


By:                                         By:
   -------------------------------            ----------------------------------
Name: William C. Niegsch, Jr.               Name: Michael D. Davis
Its:  Chief Financial Officer               Its:  Vice President


Address for Notices:                        Address for Notices:

4849 Evanswood Drive                        10 West Broad Street
Columbus, OH 43229                          Columbus, OH 43215
Attn: William C. Niegsch, Jr.               Attention: Michael D. Davis
Telephone No.: 614-431-5800                 Telephone No.: 614-221-0388
                                            Telecopy No.: 614-221-0875

                                   EXHIBIT A-6

                              REVOLVING CREDIT NOTE

================================================================================

$12,800,000                                                       Columbus, Ohio
                                                                  April 30, 2002

================================================================================

         On or before the later to occur of the Revolving Credit Maturity Date or the Extended Maturity Date, for value received, the undersigned, MAX & ERMA'S RESTAURANTS, INC., a Delaware corporation (the "Company"), hereby promises to pay to the order of THE PROVIDENT BANK, an Ohio banking association (the "Bank") or its assigns, as further provided herein, the principal amount of Twelve Million Eight Hundred Thousand Dollars ($12,800,000) or, if such principal is less, the aggregate unpaid principal amount of all loans made by the Bank to the Company pursuant to this Revolving Credit Note under the Agreement referred to in Section 1 hereof, together with interest on the unpaid principal balance from time to time outstanding hereunder until paid in full at the rates determined in accordance with the provisions of Section 1.4 of the Agreement, payable quarterly on the last day of each January, April, July, and October, commencing on the first such date following the date hereof. Both principal and interest are payable in federal funds or other immediately available money of the United States of America at the Main Office of the Bank, One East Fourth Street, Columbus, Ohio 45202.

         SECTION 1. LOAN AGREEMENT. This Revolving Credit Note is the Revolving Note referred to in the Fourth Amended and Restated Revolving Credit Agreement dated as of October 19, 2001, as amended by Amendment No. 1 dated as of the date hereof (the "Agreement") among the Company and the Bank, as the same may be amended, modified or supplemented from time to time, which Agreement, as amended, is incorporated by reference herein. All capitalized terms used herein shall have the same meanings as are assigned to such terms in the Agreement. This Revolving Credit Note is entitled to the benefits of and is subject to the terms, conditions and provisions of the Agreement and the Security Agreements referred to therein. The Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, and also for repayments and reborrowings on account of the principal hereof prior to maturity upon the terms, conditions and provisions specified.

         SECTION 2. CONFESSION OF JUDGMENT. The undersigned Company and all indorsers authorize any attorney at law, including an attorney engaged by the holder, to appear in any court of record in Columbus, Ohio, after the indebtedness evidenced hereby, or any part thereof, becomes due and waive the issuance and service of process and confess judgment against the undersigned and all indorsers in favor of the holder, for the amount then appearing due, together with costs of suit and, thereupon, to release all errors and waive all rights of appeal and stay of execution. The foregoing warrant of attorney shall survive any judgment ; and if any judgment be vacated for any reason, the holder hereof nevertheless may thereafter use the foregoing warrant of attorney to obtain an additional judgment or judgments against the undersigned and all indorsers or any one or more of them. The undersigned and all indorsers hereby expressly waive any conflict of interest that the holder's attorney may have in confessing such judgment against such parties and expressly consent to the confessing attorney receiving a legal fee from the holder for confessing such judgment against such parties.

         SECTION 3. WAIVER OF JURY TRIAL. THE BANK AND THE COMPANY HEREBY VOLUNTARILY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE BANK AND THE COMPANY ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE BANK AND THE COMPANY IN CONNECTION WITH THE LOAN DOCUMENTS, THIS NOTE, OR ANY OTHER AGREEMENT OR DOCUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR THE TRANSACTIONS RELATED HERETO OR THERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE BANK TO ENTER INTO THE FINANCING TRANSACTION. IT SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY THE BANK'S ABILITY TO PURSUE ITS REMEDIES INCLUDING, BUT NOT LIMITED TO, ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN THE LOAN DOCUMENTS OR ANY OTHER DOCUMENT RELATED HERETO OR THERETO.

         The Company has caused this Revolving Credit Note to be duly executed by its duly authorized officer as of the date first above written.

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

MAX & ERMA'S RESTAURANTS, INC.


By: /s/ William C. Niegsch, Jr.
    ---------------------------
Name: William C. Niegsch, Jr.
Its:  Chief Financial Officer



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                                   EXHIBIT A-7

                              TERM PROMISSORY NOTE


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$23,000,000                                                       Columbus, Ohio
                                                                  April 30, 2002

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         For value received, the undersigned, MAX & ERMA'S RESTAURANTS, INC., a
Delaware corporation (the "Company"), hereby promises to pay to the order of THE PROVIDENT BANK, an Ohio banking corporation, individually and as agent (the "Bank") or its assigns, as further provided herein, the principal amount of Twenty Three Million Dollars ($23,000,000) as provided in the Loan Agreement (as defined in Section 1 below) on the dates specified in Section 2 hereof, with all unpaid principal payable on the Term Loan Maturity Date. Both principal and interest are payable in federal funds or other immediately available money of the United States of America at the offices of the Bank at 10 West Broad Street, Columbus, Ohio.

         SECTION 1. LOAN AGREEMENT. This Term Promissory Note is the Term Note referred to in the Fourth Amended and Restated Revolving Credit Agreement dated as of October 19, 2001, as amended by Amendment No. 1 dated as of the date hereof (the "Loan Agreement") between the Company and the Bank, as the same may be amended, modified or supplemented from time to time, is incorporated by reference herein. All capitalized terms used herein shall have the same meanings as are assigned to such terms in the Loan Agreement. This Note is entitled to the benefits of and is subject to the terms, conditions and provisions of the Loan Agreement. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, and for repayments of principal prior to maturity hereof upon the terms, conditions and provisions specified therein.

         SECTION 2. PRINCIPAL AND INTEREST PAYMENTS. The principal hereof shall be payable in quarterly installments of $600,000 commencing May 1, 2002 and continuing until all remaining unpaid principal and interest is paid in full, as the same may be adjusted as provided in the Loan Agreement. Interest shall be paid at the terms and at the rates specified in Section 1.4 of the Loan Agreement.

         SECTION 3. CONFESSION OF JUDGMENT. The undersigned and all indorsers authorize any attorney at law, including an attorney engaged by the holder, to appear in any court of record in Columbus, Ohio, after the indebtedness evidenced hereby, or any part thereof, becomes due and waive the issuance and service of process and confess judgment against any one or more than one of the undersigned and all indorsers in favor of the holder, for the amount then appearing due, together with costs of suit and, thereupon, to release all errors and waive all rights of appeal and stay of execution, but no such judgment or judgments against any one of the undersigned shall be a bar to a subsequent judgment or judgments against any one or more than one of such persons against whom judgment has not been obtained hereon. The foregoing warrant of attorney shall survive any judgment; and if any judgment be vacated for any reason, the holder hereof nevertheless may thereafter use the foregoing warrant of attorney to obtain an additional judgment or judgments against the undersigned and all indorsers or any one or more of them. The undersigned and all indorsers hereby expressly waive any conflict of interest that the holder's attorney may have in confessing such judgment against such parties and expressly consent to the



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confessing attorney receiving a legal fee from the holder for confessing such judgment against such parties.

         SECTION 4. WAIVER OF JURY TRIAL. THE BANK AND THE COMPANY HEREBY VOLUNTARILY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE BANK AND THE COMPANY ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE BANK AND THE COMPANY IN CONNECTION WITH THE LOAN DOCUMENTS, THIS NOTE, OR ANY OTHER AGREEMENT OR DOCUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR THE TRANSACTIONS RELATED HERETO OR THERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE BANK TO ENTER INTO THE FINANCING TRANSACTION. IT SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY THE BANK'S ABILITY TO PURSUE ITS REMEDIES INCLUDING, BUT NOT LIMITED TO, ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN THE LOAN DOCUMENTS OR ANY OTHER DOCUMENT RELATED HERETO OR THERETO.

         The Borrower has caused this Term Promissory Note to be duly executed by its duly authorized officer as of the date first above written.

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

                                       MAX & ERMA'S RESTAURANTS, INC.


                                       By: /s/ William C. Niegsch, Jr.
                                           ---------------------------
                                       Name: William C. Niegsch, Jr.
                                       Its:  Chief Financial Officer